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                                                              EXHIBIT 10.1(w)(2)

                                 AMENDMENT NO. 3

                                     TO THE

                SENSIENT TECHNOLOGIES TRANSITION RETIREMENT PLAN

     WHEREAS, Sensient Technologies Corporation. (the "Company") maintains the Sensient Technologies Transition Retirement Plan (the "Plan"); and

     WHEREAS, the Company has submitted the Plan to the Internal Revenue Service (the "IRS") for a determination on the continued qualified status of the Plan as a consequence of legislation enacted over the past several years ("GUST"); and

     WHEREAS, as part of the review process, the IRS has requested that the following amendments to the Plan be adopted in order to obtain a favorable GUST determination letter.

     NOW THEREFORE, the Plan is hereby amended in the following respects effective as of the dates specified therein:

1. Section 6.5(d)(2)(A) of the Plan shall be amended effective as of December 31, 1999 by the addition of the following to the end thereof to read as follows:

     "and a hardship distribution made on or after January 1, 2000 meeting the requirements of Section 402(k)(2)(B)(I)(IV) of the Internal Revenue Code."

2. Section 9.2 of the Plan is deleted in its entirety effective as of January 1, 2000 and Sections "9.3", "9.4", "9.5" and "9.6" are accordingly renumbered Sections "9.2", "9.3", "9.4" and "9.5", respectively.

3. Section 9.2(c) of the Plan (as renumbered) shall be amended effective as of January 1, 2001 by the addition of the following sentence to the end thereof to read as follows:

     "For Plan Years beginning after December 31, 1997 in addition to the amounts specified in paragraphs (a), (b) and (c) of this Section 9.3, and this paragraph (c) of this Section 9.3, compensation shall also include any elective contributions to a qualified transportation fringe benefit program under Section 132(f)(4) of the Internal Revenue Code."

4. Section 10.6 of the Plan is retitled as "Top-Heavy Plan Definitions and Ratios" effective as of January 1, 2000.

5. Section 10.6 of the Plan is further amended by deleting its second to last sentence in its entirety effective as of January 1, 2000 and the phrase "or super top-heavy" in the last

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     sentence of such Section 10.6 of the Plan shall also be deleted effective as of January 1, 2000.

2. Paragraph "(c)" of Section 10.7 shall be deleted in its entirety effective as of January 1, 2000, and paragraph "(d)" shall accordingly be relettered as paragraph "(c)".

IN WITNESS WHEREOF, the foregoing instrument has been duly executed on this 16th day of August, 2002.



                                       Sensient technologies Corporation



                                       By:      /s/ Richard Carney
                                          ------------------------------------